Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt

	Due Date	2015	2014	2013
1.35% Senior Notes	2017	$699,643	$699,460	$699,277
3.45% Senior Notes	2025	399,774
4.55% Senior Notes	2045	397,634
4.00% Senior Notes	2042	298,645	298,595	298,545
7.375% Debentures	2027	119,372	119,369	119,366
7.45% Debentures	2097	3,500	3,500	3,500
2.02% to 8.00% Promissory Notes	Through 2029	1,628	1,791	1,685
		$1,920,196	$1,122,715	$1,122,373

Maturities of long-term debt are as follows for the next five years: $3,154 in 2016; $700,665 in 2017; $153 in 2018, $156 in 2019 and $159 in 2020. Interest expense on long-term debt was $54,634, $56,408 and $57,949 for 2015, 2014 and 2013, respectively.
Among other restrictions, the Company’s Notes, Debentures and revolving credit agreement contain certain covenants relating to liens, ratings changes, merger and sale of assets, consolidated leverage and change of control as defined in the agreements. In the event of default under any one of these arrangements, acceleration of the maturity of any one or more of these borrowings may result. The Company was in compliance with all covenants for all years presented.
On July 28, 2015, the Company issued $400 million of 3.45% Senior Notes due 2025 and $400 million of 4.55% Senior Notes due 2045. The notes are covered under a shelf registration filed with the Securities and Exchange Commission (SEC) on July 28, 2015. The proceeds are being used for general corporate purposes, including repayment of a portion of the Company’s outstanding short-term borrowings.
Short-term borrowings. On July 16, 2015, the Company and three of its wholly-owned subsidiaries, Sherwin-Williams Canada, Inc. (SW Canada), Sherwin-Williams Luxembourg S.à r.l. (SW Lux) and Sherwin-Williams UK Holding Limited, entered into a new five-year $1.350 billion credit agreement (new credit agreement). The new credit agreement is being used for general corporate purposes, including the financing of working capital requirements. The new credit agreement allows the Company to extend the maturity of the facility with two one-year extension options and to increase the aggregate amount of the facility to $1.850 billion, both of which are subject to the discretion of each lender. The new credit agreement replaced the previous credit agreements for the Company, SW Canada and SW Lux in the amounts of $1.05 billion, CAD 150,000 and €95,000 (Euro), respectively. At December 31, 2015, short-term borrowings under the new credit agreement were $21,715 with a weighted average interest rate of 0.9%. Borrowings outstanding under various foreign programs were $17,747 at December 31, 2015 with a weighted average interest rate of 14.4%.
There were no borrowings outstanding under the Company's domestic commercial paper program at December 31, 2015 and 2013, respectively. At December 31, 2014 borrowings outstanding under the domestic commercial paper program totaled $625,860. The weighted average interest rate of these borrowings was 0.3%.
On January 30, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit of up to an aggregate availability of $500,000. On April 23, 2012, the Company entered into a five-year credit agreement, subsequently amended on multiple dates, which gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $250,000. On November 14, 2012, the Company entered into a three-year credit agreement, subsequently amended on multiple dates, which gave the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $250,000. The November 14, 2012 credit agreement matured in 2015. At December 31, 2015, 2014 and 2013, there were no borrowings outstanding under any of these credit agreements.